Exhibit 99.1

For Immediate Release	News Announcement

Cinemark USA, Inc. Announces the Consummation of the Cash Tender Offer for Any and All of Cinemark USA, Inc.’s 5.875% Senior Notes due 2026

PLANO, Texas – July 18, 2024— Cinemark Holdings, Inc. (NYSE:CNK) (“Cinemark” or the “Company”) announced today that the previously announced cash tender offer by its wholly-owned subsidiary, Cinemark USA, Inc. (“Cinemark USA”), to purchase any and all of Cinemark USA’s 5.875% senior notes due 2026 (the “notes”) expired at 5:00 p.m., New York City time, on July 15, 2024 (the “Expiration Date”). Following the Expiration Date and the notice of guaranteed delivery date, $345,285,000 aggregate principal amount of the notes (85.26%) were validly tendered. Cinemark USA accepted for payment all notes validly tendered and not validly withdrawn in the tender offer and made payment for the notes on July 18, 2024.

Wells Fargo Securities, LLC acted as dealer manager. Persons with questions regarding the tender offer should contact Wells Fargo Securities, LLC at (704) 410-4235 (collect) or (866) 309-6316 (toll-free), or the information agent and tender agent, D.F. King & Co., Inc., at (800) 347-4826 (toll-free) or for banks and brokers, at (212) 269-5550 (Banks and Brokers only), by e-mail at cinemark@dfking.com or at the following web address: www.dfking.com/cinemark.

This press release is not an offer to purchase or a solicitation of an offer to sell any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful, and does not constitute a redemption notice for any securities.

About Cinemark:

Headquartered in Plano, TX, Cinemark (NYSE: CNK) is one of the largest and most influential movie theatre companies in the world. Cinemark’s circuit, comprised of various brands that also include Century, Tinseltown and Rave, as of March 31, 2024 operated 502 theatres with 5,708 screens in 42 states domestically and 13 countries throughout South and Central America. Cinemark consistently provides an extraordinary guest experience from the initial ticket purchase to the closing credits, including Movie Club, the first U.S. exhibitor-launched subscription program; the highest Luxury Lounger recliner seat penetration among the major players; XD - the No. 1 exhibitor-brand premium large format; and expansive food and beverage options to further enhance the moviegoing experience.

Investor Relations Contact:

Chanda Brashears

(972) 665-1671

cbrashears@cinemark.com

Media Contact:

Julia McCartha

(972) 665-1322

pr@cinemark.com

Forward-looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on information currently available as well as management’s assumptions and beliefs today. These statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from the results expressed or implied by the statements, and investors should not place undue reliance on them. Risks and uncertainties that could cause actual results to differ materially from such statements include:

•	future revenue, expenses and profitability;

•	currency exchange rate and inflationary impacts;

•	the future development and expected growth of our business;

•	projected capital expenditures;

•	access to capital resources;

•	attendance at movies generally or in any of the markets in which we operate;

•	the number and diversity of popular movies released, the length of exclusive theatrical release windows, and our ability to successfully license and exhibit popular films;

•	national and international growth in our industry;

•	competition from other exhibitors, alternative forms of entertainment and content delivery via streaming and other formats;

•	determinations in lawsuits in which we are a party; and

•	the ongoing recovery of our business and the motion picture exhibition industry from the effects of the COVID-19 pandemic and the 2023 writers’ and actors’ guilds strikes.

You can identify forward-looking statements by the use of words such as “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future” and “intends” and similar expressions which are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict. Such risks and uncertainties could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. In evaluating forward-looking statements, you should carefully consider the risks and uncertainties described in the “Risk Factors” section or other sections in the Company’s Annual Report on Form 10-K filed February 16, 2024. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements and risk factors. Forward-looking statements contained in this press release reflect our view only as of the date of this press release. We undertake no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.